Supplement to the
Fidelity® Real Estate Investment ETF
November 29, 2024
Summary Prospectus

The following information replaces similar information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
The fund is jointly and primarily managed by the team of Steve Buller (Co-Portfolio Manager) and Michael Kim (Co-Portfolio Manager). Mr. Buller has managed the fund since 2021 and Mr. Kim has managed the fund since 2024.
Mr. Buller develops the investment strategy for the fund and is not responsible for the operational implementation of the strategy. Mr. Kim is responsible for the operational implementation of the strategy.
RIE-SUSTK-1224-100 1.9918856.100	December 16, 2024